                                 EXHIBIT 99.43

                                                                      [LOGO]
                                                                       FBR

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

Popular ABS 2005-5 Group II

1.  Must have at least two ratings, at least one by S&P or Moodys Expected Loss
    - SP: 2.90% Moodys: 6.30%
2.  Negative amortization loans as a percentage of the entire pool None
3.  Simultaneous seconds (silent seconds) as a percentage of the entire pool
    28.66%
4. Loans that are Investment Property in Florida & Las Vegas as a percentage of the entire pool FL: 0.38% Vegas: 0.11%
5.  Non-zero DTI ratio 42.98%
6.  Basic Fixed Rate Mortgages stratification if not included in the term sheet
    N/A
7. Basic Adjustable Rate Mortgage stratification if not included in the term sheet See Term Sheet
8. Basic IO stratification if there any IO loans if not included in the term sheet See Attachment
9.  Basic MI stratification if MI is used N/A
10. EXCEL matrices of the following See Matrices Tab
11. List of states and percentage of each state in that pool for the following, if not included in the term sheet See Term Sheet for all but IO, See States Tab for IO States
12. Break out of ARMs in the following format with weighted average Teaser, Margin, Caps, LTV, FICO: See Replines Tab

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

-----------------------------------------------------------------------------------------------------------------------------------
LTV/FICO Matrices
-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - AGGREGATE  0-499   500-519  520-539  540-559  560-579  580-599  600-619  620-639  640-659  660-679  680-699  700-719    720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00       0.00      0.61     0.76     0.39     0.24     0.13     0.31     0.13     0.09     0.07     0.00     0.12    0.17
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00      0.00      0.63     0.23     0.37     0.20     0.09     0.29     0.29     0.19     0.32     0.09     0.00    0.25
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00      0.00      0.99     0.47     0.21     0.40     0.62     0.33     0.46     0.31     0.13     0.23     0.00    0.21
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00      0.00      0.11     0.05     0.19     0.13     0.07     0.21     0.17     0.44     0.25     0.03     0.11    0.07
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00      0.00      1.45     1.08     0.51     2.12     4.69     6.48     9.40     9.13     5.74     3.32     2.53    3.35
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00      0.00      0.10     0.63     1.05     0.88     1.49     1.12     1.36     0.78     0.33     0.42     0.06    0.25
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00      0.00      0.00     0.26     0.69     1.21     1.77     1.88     3.21     1.70     1.30     1.13     0.38    0.48
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00      0.00      0.00     0.00     0.00     0.07     0.70     0.56     1.01     0.91     0.47     0.24     0.23    0.20
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00     0.00      0.04     0.00     0.00     0.18     0.20     0.54     2.16     2.22     2.55     1.37     0.38    1.25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             0.00      3.93     3.48     3.41     5.41     9.77    11.71    18.19    15.77    11.17     6.84     3.82    6.23
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, PURCHASE      0-499  500-519 520-539 540-559  560-579 580-599 600-619  620-639 640-659  660-679  680-699 700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00               0.00     0.00    0.05    0.00     0.00    0.00    0.00     0.00    0.00     0.00     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              0.00     0.00    0.00    0.00     0.00    0.00    0.08     0.18    0.36     0.08     0.23    0.00   0.26
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              0.00     0.00    0.00    0.00     0.07    0.11    0.30     0.09    0.39     0.00     0.61    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00              0.00     0.00    0.00    0.00     0.00    0.00    0.00     0.03    0.03     0.27     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00              0.00     0.00    0.12    0.06     1.80    5.88    9.74    14.79   15.99     9.25     6.22    4.98   6.01
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              0.00     0.00    0.46    0.26     0.06    0.77    0.11     0.00    0.32     0.26     0.16    0.09   0.12
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              0.00     0.00    0.00    0.07     0.00    0.26    0.82     1.25    1.16     0.92     0.82    0.36   0.58
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              0.00     0.00    0.00    0.00     0.11    0.43    0.00     0.17    0.11     0.11     0.21    0.24   0.15
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             0.00     0.11    0.00    0.00     0.26    0.22    0.56     1.69    2.02     2.86     1.35    0.22   2.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     0.00     0.11    0.63    0.40     2.30    7.68   11.61    18.21   20.37    13.76     9.61    5.89   9.29
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, CASHOUT       0-499   500-519 520-539 540-559  560-579 580-599 600-619  620-639 640-659 660-679  680-699 700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00               0.00      1.05    1.28    0.67     0.41    0.23    0.47     0.22    0.16    0.13     0.00    0.20   0.30
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              0.00      1.08    0.39    0.61     0.34    0.15    0.45     0.38    0.09    0.46     0.00    0.00   0.26
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              0.00      1.71    0.82    0.36     0.64    1.00    0.37     0.64    0.27    0.23     0.00    0.00   0.37
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00              0.00      0.19    0.09    0.33     0.19    0.12    0.36     0.28    0.75    0.25     0.05    0.19   0.12
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00              0.00      2.43    1.73    0.64     2.35    3.93    4.37     5.82    4.83    3.55     1.54    1.05   1.72
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              0.00      0.13    0.72    1.54     1.36    2.03    1.82     2.20    1.13    0.40     0.57    0.00   0.15
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              0.00      0.00    0.46    1.03     1.77    2.84    2.51     4.20    2.02    1.49     1.25    0.33   0.44
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              0.00      0.00    0.00    0.00     0.04    0.92    0.85     1.55    1.50    0.68     0.15    0.17   0.25
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             0.00      0.00    0.00    0.00     0.14    0.20    0.39     2.54    2.26    2.41     1.39    0.52   0.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     0.00      6.58    5.48    5.17     7.24   11.42   11.59    17.83   13.01    9.59     4.94    2.46   4.34
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, RT REFI       0-499   500-519 520-539 540-559  560-579 580-599 600-619  620-639 640-659 660-679  680-699 700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00               0.00      0.00    0.00    0.00     0.00    0.00    0.91     0.00    0.00    0.00     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              0.00      0.00    0.00    0.48     0.00    0.00    0.00     0.00    0.00    0.57     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              0.00      0.00    0.00    0.00     0.00    0.00    0.00     1.42    0.00    0.00     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00              0.00      0.00    0.00    0.00     0.52    0.00    0.00     0.00    0.00    0.00     0.00    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00              0.00      1.03    0.85    2.97     1.68    4.38    6.00     9.88    5.98    4.11     1.57    0.61   1.52
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              0.00      0.63    0.72    1.53     1.70    0.54    0.45     2.22    0.00    0.00     0.85    0.72   3.02
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              0.00      0.00    0.00    1.66     4.80    0.58    2.99     7.68    2.22    2.19     2.51    1.48   0.00
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              0.00      0.00    0.00    0.00     0.00    0.00    1.63     1.25    0.00    0.86     1.83    1.20   0.00
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             0.00      0.00    0.00    0.00     0.00    0.00    2.52     1.18    3.55    1.58     1.42    0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     0.00      1.66    1.58    6.64     8.70    5.50   14.50    23.63   11.75    9.31     8.18    4.01   4.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, PRIMARY    0-499  500-519  520-539  540-559   560-579 580-599 600-619  620-639 640-659 660-679  680-699  700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00            0.00     0.62     0.76     0.38      0.25    0.13    0.32     0.13    0.09    0.08     0.00     0.12   0.18
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00           0.00     0.65     0.23     0.38      0.20    0.09    0.23     0.30    0.20    0.33     0.09     0.00   0.11
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00           0.00     1.02     0.49     0.21      0.41    0.64    0.27     0.47    0.32    0.12     0.08     0.00   0.22
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00           0.00     0.11     0.05     0.20      0.14    0.07    0.21     0.18    0.46    0.25     0.03     0.11   0.07
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00           0.00     1.49     1.11     0.46      2.15    4.70    6.65     9.64    9.25    5.62     3.36     2.54   3.24
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00           0.00     0.10     0.64     1.08      0.90    1.53    1.15     1.40    0.70    0.27     0.39     0.04   0.24
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00           0.00     0.00     0.27     0.71      1.22    1.82    1.79     3.12    1.60    1.09     1.02     0.39   0.48
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00           0.00     0.00     0.00     0.00      0.07    0.71    0.57     1.02    0.94    0.48     0.24     0.24   0.21
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00          0.00     0.04     0.00     0.00      0.18    0.20    0.55     2.22    2.24    2.61     1.36     0.39   1.28
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0.00     4.03     3.56     3.41      5.51    9.91   11.73    18.48   15.79   10.87     6.58     3.84   6.02
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, INVESTOR  0-499   500-519 520-539  540-559  560-579  580-599 600-619  620-639  640-659  660-679 680-699  700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00           0.00      0.00    0.70     0.94     0.00     0.00    0.00     0.00     0.00     0.00    0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00          0.00      0.00    0.00     0.00     0.00     0.00    2.53     0.00     0.00     0.00    0.00     0.00   5.56
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00          0.00      0.00    0.00     0.00     0.00     0.00    2.65     0.00     0.00     0.62    6.13     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00          0.00      0.00    0.00     0.00     0.00     0.00    0.00     0.00     0.00     0.00    0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00          0.00      0.00    0.00     2.43     0.89     4.41    0.00     0.00     4.60    10.41    2.03     2.29   7.64
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          0.00      0.00    0.00     0.00     0.00     0.00    0.00     0.00     3.67     2.59    1.76     1.09   0.67
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          0.00      0.00    0.00     0.00     0.76     0.00    5.69     6.88     4.14     9.39    5.36     0.00   0.52
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00          0.00      0.00    0.00     0.00     0.00     0.00    0.00     0.62     0.00     0.00    0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         0.00      0.00    0.00     0.00     0.00     0.00    0.00     0.00     1.21     0.00    1.78     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0.00      0.00    0.70     3.36     1.65     4.41   10.88     7.51    13.62    23.02   17.06     3.38  14.40
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, 2ND HOME    0-499   500-519  520-539 540-559  560-579 580-599  600-619  620-639  640-659  660-679 680-699 700-719  720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00             0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00   100.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00            0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00           0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00     0.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   0.00      0.00    0.00     0.00     0.00    0.00     0.00     0.00   100.00     0.00    0.00    0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM, FULL   0-499  500-519 520-539  540-559   560-579  580-599  600-619   620-639  640-659  660-679   680-699  700-719  720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00        0.00     0.82    0.62     0.35      0.29     0.14     0.23      0.12     0.06     0.00      0.00     0.07  0.07
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       0.00     1.08    0.39     0.34      0.31     0.00     0.18      0.27     0.04     0.26      0.00     0.00  0.43
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       0.00     1.31    0.57     0.26      0.36     0.57     0.24      0.56     0.00     0.07      0.26     0.00  0.20
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00       0.00     0.19    0.09     0.17      0.03     0.11     0.24      0.14     0.38     0.15      0.05     0.00  0.12
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00       0.00     2.41    1.36     0.51      2.32     6.70     7.26      7.14     4.80     3.39      1.78     0.88  1.44
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00       0.00     0.17    0.96     1.08      1.04     1.52     1.31      1.70     1.00     0.51      0.28     0.05  0.23
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       0.00     0.00    0.45     1.18      1.90     2.17     2.02      3.71     1.35     1.17      0.93     0.32  0.67
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00       0.00     0.00    0.00     0.00      0.11     0.97     0.83      1.35     0.74     0.56      0.40     0.25  0.07
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00      0.00     0.00    0.00     0.00      0.30     0.25     0.83      3.42     3.55     3.92      1.68     0.66  2.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:              0.00     5.98    4.44     3.89      6.67    12.44    13.15     18.43    11.93    10.04      5.39     2.22  5.28
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM,           0-499   500-519  520-539  540-559  560-579  580-599  600-619 620-639  640-659  660-679 680-699  700-719  720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00           0.00      3.48     0.00     3.08     0.00     0.00     0.00    0.00     0.00     0.00    0.00     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00          0.00      0.00     0.00     0.00     0.00     5.17     0.00    0.00     0.00     0.00    0.00     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00          0.00      0.00     0.00     0.00     0.00     0.00     0.00    6.77     0.00     0.00    0.00     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00          0.00      0.00     3.17     0.00     0.00    10.43     0.00   21.11     0.00     0.00    1.90     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          0.00      0.00     0.00     0.00     0.00     0.00     0.00    0.00     0.00     0.00    0.00     0.00  3.57
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          0.00      0.00     0.00     0.00     0.00     0.00     0.00    9.26    10.85     0.00    0.00     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00          0.00      0.00     0.00     0.00     0.00     0.00     0.00    0.00     9.31     2.48    0.00     0.00  4.35
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         0.00      0.00     0.00     0.00     0.00     0.00     0.00    0.00     0.00     0.00    5.08     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0.00      3.48     3.17     3.08     0.00    15.59     0.00   37.15    20.16     2.48    6.98     0.00  7.92
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM,         0-499   500-519  520-539  540-559  560-579  580-599  600-619  620-639  640-659  660-679  680-699  700-719  720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00         0.00      0.21     0.99     0.36     0.17     0.13     0.43     0.13     0.14     0.18     0.00     0.19  0.33
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00        0.00      0.00     0.00     0.42     0.04     0.22     0.45     0.32     0.42     0.42     0.22     0.00  0.00
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00        0.00      0.57     0.36     0.13     0.47     0.55     0.47     0.33     0.76     0.22     0.21     0.00  0.24
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00        0.00      0.00     0.00     0.24     0.28     0.00     0.17     0.00     0.56     0.39     0.00     0.27  0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00        0.00      0.12     0.61     0.52     1.90     1.62     5.56    12.25    15.66     9.32     5.60     5.00  6.20
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        0.00      0.00     0.16     1.05     0.67     1.51     0.88     0.93     0.48     0.09     0.63     0.09  0.18
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        0.00      0.00     0.00     0.00     0.26     1.26     1.74     2.29     1.89     1.53     1.46     0.49  0.22
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        0.00      0.00     0.00     0.00     0.00     0.32     0.18     0.56     0.89     0.28     0.00     0.22  0.25
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00       0.00      0.10     0.00     0.00     0.00     0.13     0.13     0.43     0.36     0.65     0.81     0.00  0.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               0.00      1.00     2.12     2.73     3.78     5.74    10.02    17.24    21.15    13.08     8.93     6.26  7.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO - ARM,           0-499  500-519  520-539 540-559  560-579  580-599 600-619  620-639  640-659 660-679  680-699  700-719    720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00           0.00     0.00     0.00    0.00     0.14    0.34     0.15     0.00     0.07    0.11     0.00     0.35    0.11
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00          0.00     0.00     0.00    0.00     0.12    0.00     0.38     0.08     0.21    0.65     0.00     0.00    0.62
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00          0.00     0.00     0.00    0.00     0.14    0.38     0.29     0.14     0.32    0.27     0.33     0.00    0.27
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 78.00          0.00     0.00     0.00    0.00     0.33    0.00     0.26     0.21     0.55    0.12     0.00     0.00    0.20
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00          0.00     0.00     0.00    0.18     1.40    4.17     4.74    13.46    13.58    6.42     4.39     4.22    4.31
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          0.00     0.00     0.00    0.41     0.85    0.59     1.32     2.39     0.73    0.35     0.74     0.00    0.34
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          0.00     0.00     0.00    0.24     0.13    1.28     1.30     3.80     2.89    1.83     1.36     0.48    0.73
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00          0.00     0.00     0.00    0.00     0.00    0.00     0.21     0.50     1.69    0.56     0.13     0.40    0.30
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         0.00     0.00     0.00    0.00     0.00    0.00     0.49     0.98     1.96    3.39     1.49     0.46    1.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 0.00     0.00     0.00    0.83     3.11    6.77     9.15    21.57    22.00   13.71     8.44     5.90    8.35
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO -              0-499  500-519 520-539  540-559  560-579  580-599  600-619  620-639  640-659  660-679   680-699  700-719   720+
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 65.00         0.00     0.00    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00      0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00        0.00     0.00    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00      0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
78.01 - 80.00        0.00     0.00    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00      0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        0.00     0.00    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00      0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               0.00     0.00    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00      0.00     0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------


IO STATES
                                                                 CURRENT            PCT BY
                                                # OF            PRINCIPAL            CURR
STATE                                          LOANS             BALANCE           PRIN BAL
------------------------------------------------------------------------------------------------
Alabama                                                  2          423,299.99             0.28
------------------------------------------------------------------------------------------------
Arizona                                                 50        9,947,242.06              6.6
------------------------------------------------------------------------------------------------
California                                             109       35,500,437.94            23.57
------------------------------------------------------------------------------------------------
Colorado                                                26        4,894,321.68             3.25
------------------------------------------------------------------------------------------------
Connecticut                                              4          776,000.00             0.52
------------------------------------------------------------------------------------------------
Delaware                                                 2          473,999.99             0.31
------------------------------------------------------------------------------------------------
Florida                                                 64       14,957,502.33             9.93
------------------------------------------------------------------------------------------------
Georgia                                                 12        2,416,461.24              1.6
------------------------------------------------------------------------------------------------
Illinois                                                24        7,193,061.31             4.77
------------------------------------------------------------------------------------------------
Indiana                                                 11        1,295,463.01             0.86
------------------------------------------------------------------------------------------------
Iowa                                                     1          256,000.00             0.17
------------------------------------------------------------------------------------------------
Kansas                                                   8        1,342,107.96             0.89
------------------------------------------------------------------------------------------------
Kentucky                                                 4          913,200.00             0.61
------------------------------------------------------------------------------------------------
Maine                                                    1          216,999.75             0.14
------------------------------------------------------------------------------------------------
Maryland                                                47       13,246,840.46             8.79
------------------------------------------------------------------------------------------------
Massachusetts                                            6        1,595,200.01             1.06
------------------------------------------------------------------------------------------------
Michigan                                                64        9,994,674.12             6.63
------------------------------------------------------------------------------------------------
Minnesota                                                6        1,169,006.99             0.78
------------------------------------------------------------------------------------------------
Missouri                                                 9        1,543,325.35             1.02
------------------------------------------------------------------------------------------------
Nebraska                                                 1          120,800.00             0.08
------------------------------------------------------------------------------------------------
Nevada                                                  32        9,010,155.66             5.98
------------------------------------------------------------------------------------------------
New Jersey                                               8        2,778,345.96             1.84
------------------------------------------------------------------------------------------------
New Mexico                                               1          173,700.00             0.12
------------------------------------------------------------------------------------------------
New York                                                21        7,468,807.72             4.96
------------------------------------------------------------------------------------------------
North Carolina                                          18        3,066,623.69             2.04
------------------------------------------------------------------------------------------------
Ohio                                                    22        3,684,895.78             2.45
------------------------------------------------------------------------------------------------
Oklahoma                                                 1          244,000.00             0.16
------------------------------------------------------------------------------------------------
Oregon                                                   3          504,600.00             0.33
------------------------------------------------------------------------------------------------
Pennsylvania                                             6        1,259,944.01             0.84
------------------------------------------------------------------------------------------------
Rhode Island                                             5        1,455,739.80             0.97
------------------------------------------------------------------------------------------------
South Carolina                                           1          368,100.00             0.24
------------------------------------------------------------------------------------------------
Tennessee                                                6          775,734.02             0.51
------------------------------------------------------------------------------------------------
Texas                                                    2          564,000.00             0.37
------------------------------------------------------------------------------------------------
Utah                                                     3          465,600.00             0.31
------------------------------------------------------------------------------------------------
Vermont                                                  1          185,100.00             0.12
------------------------------------------------------------------------------------------------
Virginia                                                29        7,786,759.00             5.17
------------------------------------------------------------------------------------------------
Washington                                              12        2,314,406.97             1.54
------------------------------------------------------------------------------------------------
Wisconsin                                                2          264,800.00             0.18
------------------------------------------------------------------------------------------------
TOTAL:                                                 624      150,647,256.80              100
------------------------------------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

ALL LOANS INDEXED TO 6 MO LIBOR

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  INITIAL
                                                        INTEREST      GROSS        MAXIMUM        PERIODIC      SUBSEQUENT
                                                          RATE        MARGIN    MORTGAGE RATE       CAP             CAP
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 0                                 7.457        6.541         13.996           3            1.116
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 6                                 8.248        8.335         14.248           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 12                                7.438        6.938         14.727           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 24                                7.109        6.504         13.639       2.994            1.072
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 36                                7.843        7.381         14.203           3            1.005
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 60                                7.502        7.252         13.451           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 0                       6.985        6.309         13.667           3            1.044
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 12                      7.128        6.589         13.279           3            1.029
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 24                      6.804        6.231         13.493       2.953            1.037
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 36                      7.021        6.724         13.341       2.869            1.031
---------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 60                      6.643         6.29         12.643           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 0                                 7.478        6.124         13.936       2.932            1.315
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 12                                 7.19        6.738         13.905           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 24                                7.059        7.033         13.409           3            1.067
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 36                                  7.2        6.662         13.346       2.985            1.031
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 60                                6.668        6.418         12.668           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 0                       6.816        6.396         13.198           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 12                       6.93        7.135         14.046           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 24                      6.095        5.712         12.672           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 36                      6.657        6.088         13.018       2.969            1.011
---------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 60                      6.275        6.025         13.022           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 0                                 7.323        7.073         13.323           3            1.244
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 12                                6.951        7.525         15.683           3            1.096
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 24                                6.599        6.567         12.599           3              1.5
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 36                                6.804         6.13         13.236           3             1.29
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 60                                 6.65        6.237         12.704           3             1.22
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 0                       6.322        5.418         12.542           3            1.158
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 12                      7.592        6.731         13.592           3                1
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 24                       6.49         6.24          12.49           3              1.5
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 36                      6.172        5.211         12.439           3            1.293
---------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 60                      5.932         5.64         11.901           3             1.34
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    7.084        6.483         13.628       2.985             1.07
---------------------------------------------------------------------------------------------------------------------------

ALL LOANS INDEXED TO 6 MO LIBOR

                               [RESTUBBED TABLE]

-------------------------------------------------------------------------------------------------------------------------
                                                                               MORTGAGE
                                                                                 RATE
                                                                              ADJUSTMENT
                                                              MINIMUM          FREQUENCY    PREPAY
                                                            MORTGAGE RATE     (IN MONTHS)    TERM        FICO        LTV
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 0                                       7.152               6           0         624      83.51
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 6                                       8.248               6           6         577         80
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 12                                      7.134               6          12         598      80.23
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 24                                      7.037               6          24         623      83.14
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 36                                      7.837               6          36         604      82.19
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - Prepay Term: 60                                      7.502               6          60         593      84.19
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 0                             6.588               6           0         649      83.31
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 12                            6.885               6          12         647       84.5
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 24                             6.53               6          24         648      83.57
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 36                            6.979               6          36         622      80.29
-------------------------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO - Prepay Term: 60                            6.643               6          60         681      83.41
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 0                                       7.176               6           0         635       83.3
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 12                                       7.19               6          12         639      85.09
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 24                                       7.06               6          24         634      86.04
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 36                                      7.252               6          36         614      82.64
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - Prepay Term: 60                                      6.668               6          60         635      85.78
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 0                             6.713               6           0         651      86.36
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 12                            6.959               6          12         649      82.06
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 24                            5.833               6          24         667      81.26
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 36                            6.545               6          36         655      84.25
-------------------------------------------------------------------------------------------------------------------------
ARM 3/27 - 60mo IO - Prepay Term: 60                            6.275               6          60         642      80.59
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 0                                       7.323               6           0         617         95
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 12                                      6.951               6          12         618      76.58
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 24                                      6.599               6          24         680      83.66
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 36                                      6.781               6          36         647      87.29
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - Prepay Term: 60                                      6.638               6          60         641      85.51
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 0                             6.324               6           0         667      79.66
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 12                            7.592               6          12         728      76.78
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 24                             6.49               6          24         704         80
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 36                             6.16               6          36         687      82.77
-------------------------------------------------------------------------------------------------------------------------
ARM 5/25 - 60mo IO - Prepay Term: 60                            5.932               6          60         669      84.03
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          6.926               6          27         629      83.21
-------------------------------------------------------------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.